Integrity Life Insurance Company

Supplement dated May 2, 2022 to Prospectus dated May 1, 2022 for AnnuiChoice II

This supplement modifies certain information relating to two optional guaranteed lifetime withdrawal benefits – the Guaranteed Lifetime Income Advantage Rider (“GLIA”) and the Guaranteed Lifetime Income Advantage Plus Rider (“GLIA Plus”) that can be elected with the purchase of the AnnuiChoice II variable annuity contract offered and described in the May 1, 2022 prospectus (the “Prospectus”). These modifications replace the information set forth in the Prospectus and apply to GLIA and GLIA Plus riders elected for AnnuiChoice II contracts issued on or after May 2, 2022.

Subject to the conditions of each benefit, Integrity Life guarantees that you can receive annual withdrawals of a specified dollar amount for life. The dollar amount of the guaranteed withdrawal equals a percentage of a base amount (called the “Payment Base” for GLIA and the “Benefit Base” for GLIA Plus). The base amount is not a sum you can withdraw, but instead is an amount used to calculate the allowed annual withdrawal amount (which is called the Lifetime Payout Amount for each of GLIA and GLIA Plus).

The modifications are as follows:

Charge for GLIA and GLIA Plus (see Part 6 of the Prospectus under the subsections entitled GLIA Charge and GLIA Plus Charge)

GLIA Charge

For those who elect GLIA on or after May 2, 2022, the current annual charge is 1.25% (for the individual GLIA rider), and 1.55% (for the spousal GLIA rider). The annual charge is multiplied by the Payment Base, and is assessed in arrears.

We may increase the annual charge for the Individual and Spousal GLIA Riders up to a maximum of 2.00% for elections on or after May 2, 2022.

GLIA Plus Charge

For those who elect GLIA Plus on or after May 2, 2022, the current annual charge is 1.60% - for both the individual rider and the spousal rider. The annual charge is multiplied by the Benefit Base, and is assessed in arrears.

We may increase the annual charge for the Individual and Spousal GLIA Plus Riders up to a maximum of 2.00% for elections on or after May 2, 2022.

Fee Table - Annual Contract Expenses (see Part I, Fee Table, in the Prospectus)

The Annual Contract Expenses table setting forth the recurring fees under AnnuiChoice II is revised as follows to reflect the increased charges for GLIA and GLIA Plus. Because the 1.60% current charge for GLIA Plus is the maximum current charge among the available optional benefits, it replaces the 1.35% charge referenced in the Annual Fee Table appearing within the

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table in Part I entitled Important Information You Should Consider About the AnnuiChoice Contract.

Annual Contract Expenses

	Maximum Charge	Current Charge
Administrative Expenses[1]	$30	$30
Base Contract Expenses (assessed on value in Variable Account Options)[2]	1.15%	1.15%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average account value)
Optional Death Benefit
Optional Enhanced Earnings Benefit (EEB) Charge (assessed on Account Value; charge shown is for Annuitants age 70-79) [3,4]	0.50%	0.50%
Optional Living Benefits
Optional Guaranteed Lifetime Income Advantage (GLIA) – Individual Rider Charge (assessed on the Payment Base) [4]	2.00%	1.25%
Optional Guaranteed Lifetime Income Advantage (GLIA) – Spousal Rider Charge (assessed on the Payment Base) [4]	2.00%	1.55%
Optional Guaranteed Lifetime Income Advantage Plus (GLIA Plus) – Individual or Spousal Rider Charge (assessed on the Benefit Base) [4]	2.00%	1.60%

1 Administrative expenses refers to the Annual Administrative Charge. This charge will be waived if the Account Value is at least $75,000 on the last day of the Contract Year.
2 Base Contract expenses consist of the 1.15% mortality and expense risk charge.
3 Charge is based on the Annuitant’s age on the Contract Date, as indicated in this table:

Age	Charge at annual effective rate	Total Charge to Variable Account Options if Enhanced Earnings Benefit (and no other optional benefit) is elected
59 or less	0.20%	1.35%
60-69	0.40%	1.55%
70-79	0.50%	1.65%

4 See Part 6 of the prospectus. For GLIA, the current and maximum charges set forth in the table above apply to those who elect GLIA on or after May 2, 2022. For those who elected GLIA prior to May 2, 2022, the annual charge is 0.90% with a maximum of 1.20% (for the individual GLIA rider) and 1.15% with a maximum of 1.60% (for the spousal GLIA rider). For GLIA Plus, the current and maximum charges set forth in the table above apply to those who elect GLIA Plus on or after May 2, 2022. For those who elected GLIA Plus prior to May 2, 2022, the annual charge is 1.35% with a maximum of 2.00% (for either the individual or spousal GLIA Plus rider). You may elect only one of these optional benefits: EEB, Individual GLIA, Spousal GLIA, or GLIA Plus.

Withdrawal Percentages (for each of GLIA and GLIA Plus, see Part 6 of the Prospectus under subsection entitled Lifetime Payout Amount (LPA))

Lifetime Payout Amount (LPA) – GLIA Rider

For GLIA riders elected on or after May 2, 2022, the age-based percentages used to determine the Lifetime Payout Amount will be the following lower percentages:

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Age of (Younger) Annuitant at Time of First Withdrawal	Age-Based Withdrawal Percentages for Contract Owners that Elected GLIA on or after May 2, 2022
0-59	N/A
60-64	3.75%
65-69	4.25%
70-74	4.75%
75-79	5.25%
80 and older	6.25%

Lifetime Payout Amount (LPA) – GLIA Plus Rider

For GLIA Plus riders elected on or after May 2, 2022, the age-based percentages used to determine the Lifetime Payout Amount under GLIA Plus will be the following lower percentages:

(Younger) Annuitant’s Age Band at Time of First Withdrawal	Age-Based Withdrawal Percentages for Contract Owners that Elected GLIA Plus on or after May 2, 2022
0-59	N/A
60-64	3.50%
65-69	4.00%
70-74	4.50%
75-79	5.00%
80 and older	5.75%

Bonus Percentages (for GLIA only, see Part 6 of the Prospectus under subsection entitled Bonus)

Under GLIA, your Payment Base will always be the larger of your Bonus Base and your Step-Up Base. We credit you with a Bonus if you do not take any withdrawals in a Contract Year (the Bonus is available only during the first 10 Contract Years). If you receive a Bonus, it is added to your Bonus Base.
The Bonus amount is equal to your Bonus Percentage multiplied by the sum of all contributions less the sum of all withdrawals, including any withdrawal charges. Your Bonus Percentage is determined by the Annuitant’s age (or the age of the younger of you and your spouse if you elect the Spousal GLIA Rider) at the time each Bonus is calculated. For elections of GLIA made on or after May 2, 2022, the Bonus amount is determined as follows:

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Age of (Younger) Annuitant at Time of Bonus Calculation	Bonus Percentage for Contract Owners that Elected GLIA on or after May 2, 2022
64 or younger	3.75%
65-69	4.25%
70-74	4.75%
75-79	5.25%
80 and older	6.25%

There is no Bonus amount under GLIA Plus.

Roll-Up Percentage (for GLIA Plus only, see Part 6 of the Prospectus under subsection entitled Benefit Base)

Under GLIA Plus, your Benefit Base will always be the larger of your Roll-Up Base and your Step-Up Base. On the Contract Date, your Roll-Up Base is equal to your Account Value. Thereafter your Roll-Up Base is adjusted for contributions and withdrawals and also by a roll-up rate that is applied to the Roll-Up Base. On each Annual Processing Date for the first 10 Contract Years, your Roll-Up Base will increase if you have taken no withdrawals during that Contract Year. For GLIA Plus, the Roll-Up Base will increase by a lower annual amount, equal to six percent (6%).

For GLIA, a roll-up rate is not used to calculate the Payment Base.

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